SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 30, 2003


                         Commission File Number 1-09623


                                IVAX CORPORATION



                Florida                                   16-1003559
-------------------------------                       ------------------
(State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                       Identification No.)


           4400 Biscayne Boulevard, Miami, Florida              33137
       ------------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)

                                 (305) 575-6000
                                 --------------
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits
------------------------------------------

(c)  Exhibits

-------------------------------- -----------------------------------------------
Exhibit Number                   Description of Exhibit

-------------------------------- -----------------------------------------------
99.1 Press release dated July 30, 2003 announcing the results of operations for the quarter ended June 30, 2003.
-------------------------------- -----------------------------------------------


Item 12.  Results of Operation and Financial Condition
------------------------------------------------------

On July 30, 2003, IVAX Corporation issued a press release announcing the results of operations for the quarter ended June 30, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            IVAX Corporation



         Date:  July 30, 2003               By: /s/Thomas E. Beier
                                                --------------------------------
                                                Thomas E. Beier
                                                Senior Vice President-Finance
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
-------

99.1 Press Release issued July 30, 2003.